AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® I
PLATINUM INVESTOR® II
PLATINUM INVESTOR® III
PLATINUM INVESTOR® IV
PLATINUM INVESTOR® FLEXDIRECTOR
PLATINUM INVESTOR® PLUS
PLATINUM INVESTOR® SURVIVOR
PLATINUM INVESTOR® SURVIVOR II
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTOR® VARIABLE ANNUITY CONTRACTS

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTOR®
PLATINUM INVESTOR® PLUS
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED FEBRUARY 24, 2010
TO POLICY OR CONTRACT PROSPECTUSES, AS SUPPLEMENTED

          American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("USL") (AGL and USL collectively referred to hereinafter as the "Companies") are amending their respective variable universal life insurance Policy and/or Contract prospectuses (the "Contracts") for the purpose of providing you with information regarding the proposed acquisitions of:

          (i) The Universal Institutional Funds, Inc. ("UIF") High Yield Portfolio (the "UIF High Yield Portfolio") by the Van Kampen V.I. High Yield Fund ("VK High Yield Fund"), a series of AIM Variable Insurance Funds (the "AIM VI Funds"), and

          (ii) the Van Kampen Life Investment Trust ("Van Kampen LIT") Growth and Income Portfolio ("Van Kampen LIT Growth and Income Portfolio") (Van Kampen LIT Growth and Income Portfolio together with the UIF High Yield Portfolio collectively referred to hereinafter as the "Acquired Portfolios") by the Van Kampen V.I. Growth and Income Fund ("VK Growth Fund") (the VK High Yield Fund and VK Growth Fund collectively referred to hereinafter as the "Acquiring Portfolios"), a series of the AIM VI Funds (both combinations referred to collectively hereinafter as the "Reorganizations").

The names of each of the Acquiring Portfolios are anticipated to be as indicated above, but may change at the discretion of the AIM VI Funds.

          Effective May 1, 2006, the UIF High Yield Portfolio ceased to be available as an investment option in new Policies issued for AGL Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, and Platinum Investor Survivor II and for USL Platinum Investor PLUS.

          The Companies have received notification that the Board of Directors of UIF and Board of Trustees of Van Kampen LIT have approved Agreements and Plans of Reorganization pursuant to which each of the Acquired Portfolios will be combined with and into its respective Acquiring Portfolio and each of the Acquired Portfolios will be terminated as a series of its respective trust, UIF or Van Kampen LIT (both collectively referred to hereinafter as the "Trust(s)").  The Reorganizations are subject to a number of conditions, including approval by shareholders at meetings expected to be held during the second quarter of 2010.  The Reorganizations, if approved by the shareholders of each of the Acquired Portfolios, are expected to become effective mid-2010 ("Closing Date").  Each Reorganization of a Trust Portfolio is a separate transaction and is not dependent on the approval of any other Reorganization of a Trust Portfolio.  If a Reorganization of one of the Acquired Portfolios is not approved, you will continue to be a shareholder of the Acquired Portfolio and the Board of Directors/Trustees will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.

          On the Closing Date, the Acquiring Portfolios will become available as investment options under the Policies or Contracts.

          After 3:00 p.m. Central Time ("CT") on the Closing Date, all Policy accumulation or Contract account values in the subaccounts supported by each of the Acquired Portfolio investment options will be automatically transferred into the Acquiring Portfolios investment options.  Only the underlying Portfolio will change, not the investment option itself.

          At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Policy accumulation or Contract account value in the Acquired Portfolio investment options to any of the other variable investment options available under your Policy or Contract.  Please review your fund prospectuses for information about the other variable investment options.  For additional fund prospectus copies, please contact our Administrative Centers at the telephone numbers shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Acquired Portfolios' investment options after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction.  Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the former names of each of the Acquired Portfolio's investment options.

          If you have any questions, please contact our Variable Universal Life Insurance Administrative Center at 1-800-340-2765 or our Variable Annuity Administrative Center at 1-800-360-4268.